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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated May 24, 1996, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-3994) and related Prospectus of Keystone Automotive Industries, Inc. for the registration of 2,700,000 shares of its Common Stock.



                                          /s/ ERNST & YOUNG LLP



Los Angeles, California
May 29, 1996